Business Combination	12 Months Ended
Dec. 31, 2025
Business Combination
Business Combination

3.Business Combination

TWHL primarily engaged in the sales of e-vapor products in Europe.

In March 2025, the Group entered into an investment agreement involving TWHL, further enhancing the footprint in the European market and supporting the long-term internationalization strategy. The Group entered into a series of shares purchase agreements with the TWHL and its shareholders, to purchase 100% of preference shares and 66.9% of ordinary shares of the TWHL for purchasing price in cash totaling RMB744,291. The completion date of this Acquisition was May 31, 2025. The acquisition was accounted for as business combination, the results of operations of the TWHL were included in the Group’s consolidated financial statements since the date of acquisition.

The Group completed the valuation necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed, and determined the amount of goodwill recognized as of the acquisition date. The Group recorded RMB121,055 of channel relations and RMB67,841 of brands as intangible assets in connection with the acquisition of TWHL. Fair value was estimated using a multi-period excess earnings method for channel relations and a relief from royalty method for brands. Significant judgment was exercised in determining the fair value of the channel relations and brands intangible assets acquired, which involved the use of assumptions related to revenue growth rates, margin rates, operating expense rates, discount rate and contributory assets charges for channel relations and revenue growth rates, discount rate and royalty rate for brands.

3.Business Combination (Continued)

The following table summarized the estimated fair values of the assets acquired and liabilities assumed as of May 31, 2025, the date of acquisition:

	Amounts	Useful lives
	RMB	Year
Inventories	135,878
Prepayments and other current assets, net	27,027
Accounts and notes receivable, net	78,597
Receivables from online payment platforms	4,854
Cash and cash equivalents	145,198
Deferred tax assets, net	2,735
Property, equipment and leasehold improvement, net	125,475
Intangible assets, net
-Channel Relations	121,055	5
-Brands	67,841	10
-Others	5,185
Right‑of‑use assets, net	42,885
Accounts and notes payable	(728)
Contract liabilities	(73,998)
Salary and welfare benefits payable	(3,662)
Taxes payable	(26,682)
Accrued expenses and other current liabilities	(43,106)
Lease liabilities	(42,160)
Other non-current liabilities	(136,188)
Deferred tax liabilities	(109,721)
Noncontrolling interests	(84,729)
Goodwill	508,535
Total consideration	744,291

The excess of the purchase price over tangible assets, identifiable intangible assets and liabilities assumed was recorded as goodwill. The goodwill recognized is attributable primarily to expected synergies, expanded market opportunities and other expected benefits that the Company believes will result from combining its operations with the operations of TWHL. The goodwill is not deductible for tax purposes.

The amount of revenue and net income of TWHL from the acquisition date to December 31, 2025 were RMB625,378 and RMB25,555, respectively.

The following unaudited pro forma consolidated financial information reflects the combined results of operations of the Group and TWHL for the year ended December 31, 2025, as if the acquisition of the TWHL had occurred on January 1, 2024, and after giving effect to purchase accounting adjustments. These unaudited pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of the beginning of the yeas presented and may not be indicative of future operating results.

	For the year ended
	December 31,	December 31,
	2024	2025
	RMB	RMB
Net revenue	3,765,294	4,395,007
Net income	646,376	972,793